                                                                   EXHIBIT 10.12


                          STANDALONE LICENSE AGREEMENT



Licensor        edocs, Inc.
                321 Commonwealth Road
                Wayland, MA  01778

Agreement No.:  [**]


                                                           Effective Date:  [**]

This Standalone License Agreement ("Agreement") is made and entered into as of the Effective Date above between American Express Travel Related Services Company, Inc., having an office at American Express Tower, World Financial Center, New York, New York 10285 ("Amexco") and the Licensor specified above.

ARTICLE 1:  PROVISION OF PROGRAMS
---------------------------------

1.1 Under the provisions of this Agreement, Licensor agrees to grant Amexco licenses to use Licensor's Product (as defined below) and Bill Type Implementations (as defined below) which are listed on Schedules substantially, in the form attached as Exhibit A ("Schedule").
                                            ---------

     1.1.1 The License Fees (as defined below) for the Product do not include any professional services, including, but not limited to, installation, implementation, and Custom Services (as defined below) related to the Product (collectively, the "Professional Services"). Custom Services are defined as Licensor's services to customize, modify and/or enhance Products, to develop programs, software and materials related to Products, and/or such other services as the parties mutually agreed upon ("Custom Services"). Amexco may purchase Professional Services offered by Licensor in accordance with the terms and conditions of the Standalone Agreement for Consultant Services between the parties dated [**] ("Consulting Agreement")
                         -------------------------------------------------------
     and the related work statement schedules entered into between the parties
     -------
     thereunder.

     1.1.2 License Fees for the Product do not include the Warranty for the Product as described in Section 8.2 (b) or Maintenance and Support Services for the Product as described in Section 6.1. Amexco may purchase such services under a Schedule in accordance with the fees, terms and conditions set forth in the Agreement and the Schedule. Notwithstanding anything in this Agreement or a Schedule to the contrary, it is understood that Warranty Fees (and after expiration of such Warranty Period, the


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[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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                                     - 2 -


     Maintenance Fees) for Bill Type Implementations will automatically become due and Warranty (and after expiration of such Warranty Period, the Maintenance Fees) will automatically commence on the Warranty Start Date for such Bill Type Implementation as defined in Section 8.2(b) hereof and will continue in effect for so long as Licensor is providing Warranty or Maintenance and Support Services to Amexco hereunder.

1.2 Amexco hereby agrees to execute and submit the Initial Order Schedule set forth in Exhibit B to Licensor and pay the License Fee thereunder of $[**] to Licensor all on or before [**] (the "Initial Order"). Amexco also agrees to enter into the Consulting Agreement and the related work statements schedules associated with the Initial Order all on or before [**] in a form mutually agreed to by the parties.

1.3 The term "Product" means the edocs BillDirect Software which consists of the (i) edocs BillDirect production system software (the "Bill Direct Production System Software") and (ii) the Tool Set consisting of (a) the edocs Definition Tool software and (b) the edocs Application Logic File Composer software, all along with any related documentation accompanying any such software and any derivative works created by Licensor or Amexco in the course of using any of such software in accordance with the terms hereof, including but not limited to the data definition files (DDF Files) and the application logic files (ALF Files) and active server pages scripts but excluding the screen templates. However, the parties may mutually agree otherwise with respect to ownership rights in a customized product developed under a schedule to the Consulting Agreement as more fully described in the last paragraph of Section 5 of the Consulting Agreement.

     The term "Bill Type Implementation" means a license to one (1) bill type implementation using the Product to integrate the information in each of the following billing elements: (i) formatting the logic; (ii) input data source; (iii) data extraction rules; (iv) biller name; and (v) product or service for which the bill type is being prepared. For purposes of this Agreement, a new Bill Type Implementation occurs every time that a bill type is implemented using different information in any one or more of the aforementioned billing elements and as a result Bill Type Implementations are not transferable or reusable.

1.4 Each Schedule shall be numbered and dated to facilitate identification and when executed by both parties shall form a part of this Agreement and become effective. Each Schedule shall include: (i) the Amexco site where each Product is to be shipped to ("Ship to Address") and installed ("Installation Site"); (ii) the name and or other description and quantity of each Product and Bill Type Implementation [**] pack being ordered; (iii) the date each Product is requested to be shipped by Licensor to Amexco ("anticipated Ship Date"), the date each Product is requested to arrive at the Installation Site ("Scheduled Delivery Date") and, with respect to Bill Type Implementations, the order date; (iv) if


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[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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                                     - 3 -


     available at the time the Schedule is issued by Amexco to Licensor (or such later date is available), the name, location and serial number of the single server on which each Bill Direct Production System Software portion of the Product will be installed, whether the server is a production server, test/development server or back-up server and the description of each Bill Type Implementation (which information will be included with respect to orders for Product, Warranty and Maintenance and Support Services); (v) the charge for the license for each Product and Bill Type Implementation [**] pack based on the applicable pricing set forth on Exhibit D ("License Fee"); (vi) the annual fee for the [**] Warranty (as described herein) for each Product and Bill Type Implementation ("Warranty Fee"); (vii) the annual maintenance charges for each Product, if any ("Maintenance Fee"), ordered under the Schedule for which the related Product was ordered or a subsequent Schedule; (viii) any other provisions the parties mutually agree upon; and (ix) such other information as Licensor may reasonably request from time to time for such Schedule to meet Licensor's revenue recognition policies as may be required to be in compliance with generally accepted accounting principles (GAAP).

     1.4.1 In the event of any inconsistency between this Agreement and any Schedule, the provisions of such Schedule shall govern for purposes of such Schedule.

1.5 Amexco, [**] ("Amexco Entities") may execute Schedules with Licensor under this Agreement for the purpose of ordering Products and Bill Type Implementations and related Warranty Services and Maintenance and Support Services and for purposes of such Schedule shall be considered "Amexco" as that term is used throughout this Agreement. American Express Travel Related Services Company shall remain primarily liable for any failure of any other Amexco Entity to perform in accordance with the terms of this Agreement and Amexco shall cause each of the Amexco entities to be bound by the terms of this Agreement and the related Schedules.

ARTICLE 2:  DELIVERY; INSTALLATION
---------   ----------------------

2.1 Licensor shall use best efforts to deliver each Product to the Installation Site on or before its Scheduled Delivery Date.

2.2 To the extent that Amexco is not purchasing installation services for the Product from Licensor under the Master consulting Agreement then Amexco shall install the Product in accordance with instructions provided by Licensor and that Product shall be deemed to be installed within [**] ([**]) days after its delivery to the Installation Site unless Amexco notifies Licensor of an installation problem within said [**] ([**]) day period.


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[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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                                     - 4 -


ARTICLE 3:  ACCEPTANCE
---------   ----------

3.1 Unless otherwise provided in a Schedule there will be no acceptance tests on the Product as defined in Section 1.3 hereof or otherwise. To the extent there is an acceptance test in a Schedule, the procedures, terms and conditions for such acceptance test and the acceptance test criteria will be as set forth in the Schedule. With respect to the Initial Order Schedule only set forth in Exhibit B hereto, there is an acceptance test for the Customized Product (as defined therein) only, as set forth in the attachments thereto.

ARTICLE 4:  DOCUMENTATION AND TRAINING
---------   --------------------------

4.1 Upon delivery of each Product, Licensor shall deliver to Amexco one (1) copy of all generally available documentation for such Product sufficient to enable Amexco personnel to use and to fully understand the use and operations of the Product ("Documentation"). Amexco may copy the Documentation in order to satisfy its own internal requirements or may request Licensor to furnish additional copies at Licensor's current standard prices, less any applicable discounts. Each copy of the Documentation made by Amexco hereunder shall include any and all copyright, trademark, proprietary rights and other intellectual property notices or markings as well as all disclaimers or warning notices included on any part of any Documentation originally provided by Licensor.

4.2 The License Fees for the Product do not include training. During the term of this Agreement Amexco may purchase the training separately at the applicable rates set forth on Exhibit D ("Training Fees"). If training is required for a Product, the charge, duration, nature and other particulars applicable to such training shall be specified on the Schedule.

4.3 Licensor agrees to place a current and complete copy of the source code for the Product ("Source Code") in escrow with an independent third party escrow agent known as [**] ([**]). Promptly after general commercial release of any new Update of the Product, Licensor shall deliver to the Escrow Agent, for deposit in accordance with such escrow agreement, any and all changes to the Source Code which correspond to changes, if any, made to the corresponding Product in such Update. The terms of the Source Code escrow and release conditions and the related rights, duties and obligations of Licensor and Amexco with respect thereto are set forth in
     Exhibit 3.

ARTICLE 5:  SCOPE OF LICENSE AND PROPRIETARY RIGHTS
---------   ---------------------------------------

5.1 Subject to the terms and conditions of this Agreement, Licensor grants to Amexco a perpetual (subject to Licensor's rights to terminate a license, Schedule or this Agreement as specifically set forth herein), non-exclusive, non-transferable (subject to Article 5.3 hereof) license to use
     (i) each copy of the BillDirect Production System Software portion


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[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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                                     - 5 -


     of the Product on a single server (identified by server name and type as agreed to in writing by Licensor and Amexco) for up to that number of Bill Type Implementations licensed for use on that single server hereunder and
     (ii) each copy of the Tool Set portion of the Product on a single workstation, each commencing upon its shipment to Amexco. The effective date of a Bill Type Implementation is the date Licensor receives and accepts a Schedule.

     The Product may not be pooled or used on any additional servers or workstations, as applicable per the above license grant. The foregoing sentence does not limit Amexco's right to transfer the Bill Direct Production Server portion of the Product from one server to another in accordance with the terms of Section 5.3, to utilize a copy of the Product for disaster recovery purposes in accordance with the terms of Section 5.4 or the license for the Bill Direct Production Server portion of the Product for installation on a test development server in accordance with the terms of Section 5.1 and the relevant Schedule. The foregoing license shall be limited to employees of Amexco and third party consultants of Amexco who are not competitors of Licensor on a need to know basis provided Amexco causes such employees and third party consultants to be bound by the terms hereof. The foregoing license shall be limited solely to Amexco's internal business use and not for distribution, marketing, consulting, revenue generation or to service any third party as a service bureau operation, billing aggregator, portal or otherwise. Notwithstanding the foregoing, Licensor may agree in writing in advance to Amexco's use of the Product for a service bureau operation on terms, conditions and License Fees to be mutually agreed to in advance between the parties, including the specific future licenses of the Product and specific future Bill Type Implementations of the Product to which such service bureau usage would apply. Licensor has the right to conduct an audit of Amexco's premises from time to time upon reasonable notice to Amexco to confirm Amexco's compliance with the terms of this Agreement.

5.2 If not previously provided on a Schedule, with respect to Products, Warrant and Maintenance and Support Services ordered under a Schedule, Amexco will provide Licensor with immediate written notice of the server name, server location and serial number where each Product is installed, whether the server is used with the Product as a production server or test/development server consistent with the usage authorized in the license grant for the product hereunder and the date of installation of the Product thereon. If not previously provided on a Schedule, Amexco will also provide Licensor with immediate written notice of the description of each Bill Type Implementation. Amexco will promptly notify Licensor in writing of any changes in the foregoing information.
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                                     - 6 -


5.3 Amexco may transfer the license to use a Product from one Amexco Entity server to another Amexco Entity server without payment of any additional fee or charge (other than (i) the International Pricing Uplift described in Exhibit D to the extent a Product is transferred from a server located in the US to a server located outside of the US or (ii) the then current License Fee for the Product set forth in Exhibit D to the extent that the Product is transferred from a test/development sever to a production server), so long as the use remains consistent with the scope of that Product's license as specified in Section 5.1. Amexco agrees to provide Licensor with prior written notice of any such transfer, such notice to include the information required in Section 5.2 and the name of the Amexco Entity who owns the server to which the Product is transferred. Amexco will also deinstall the Product from the server on which it was previously installed immediately after installation on the new server. Each license includes the right to access and use Products in connection with any associated or interconnected networks, peripherals, equipment and devices (for administrative purposes only and not for downloading and execution at a remote location), unless otherwise specifically prohibited or limited in the Schedule. Except as specifically provided in this paragraph, Amexco shall not assign (other than to an Amexco Entity), sublicense, use, resell, rent, lease or otherwise transfer the Products.

5.4 After the Initial Order, for every [**] copies of the product which Amexco licenses from Licensor for installation on a production server and pays for in full in accordance with the terms hereof, Licensor will license Amexco [**] copies of the BillDirect Production Server Software portion of the Product each for installation on a single test/development server at Amexco (and not for production purposes) at [**]. See the Initial Order Schedule set forth in Exhibit B for the terms and conditions regarding test/development server licenses for the BillDirect Production Server Software thereunder. Amexco shall have no right to install or use Products on temporary substitute or back-up equipment, provided however, that Amexco shall be entitled to make and keep one uninstalled copy of each Product and its Documentation at a separate facility for purposes of safekeeping and back-up, subject to the marking requirements under Section 4.1 above.

5.5 Amexco is hereby notified that the Products may include programs belonging to third party licensors. Licensor (and or its licensors) retains title to the Products provided hereunder and does not convey any proprietary rights or other interest therein (including, without limitation, patents, copyrights, trade names, trade secrets, trademarks, or other intellectual property rights of Licensor or its licensors (collectively, the "Intellectual Property Rights")) to Amexco, other than the licenses granted hereunder, and all such right, title and interest in the Products shall be deemed the Confidential Information of Licensor hereunder and subject to the terms of Article 10 hereof. Amexco shall not make


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[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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                                     - 7 -


     any use of any trademark or trade name of Licensor or any of its licensors without the prior written consent of Licensor. The Product is protected by copyright laws, other laws, and international treaty provisions. Therefore, Amexco must treat and protect the Product like any other protected materials. Amexco may not remove any copyright, patent, trademark, proprietary rights and other intellectual property notices or markings nor may Amexco remove any disclaimers or warning notices included on or embedded in any part of the Product originally provided by Licensor or any copy Amexco may make of the Product.

     Amexco acknowledges that Licensor owns the Products and agrees to make any and all assignments necessary to vest in Licensor all intellectual property in the Products. Amexco agrees, during the term of this Agreement and at any time thereafter, to take such further actions as Licensor deems reasonably necessary to give effect to any such assignment as set forth in this Section. Notwithstanding the foregoing, in no event shall Amexco be deemed to have assigned to Licensor (a) the copyright or other intellectual property rights in independently developed bill layouts, Amexco logos or Amexco billing data provided to Licensor under this Agreement or otherwise or (b) Amexco's screen templates.

     The source code underlying the Product constitutes confidential information and a valuable trade secret of Licensor and/or its licensors, as the case may be. Thus, Amexco may not reverse engineer, decompile, disassemble, reverse assemble, modify, adapt, translate, decrypt, create derivative works based on the Products, merge any Products into any other program or use all or any portion of the Products for the purpose of deriving their source code, except as specifically permitted by applicable law and to the extent that Licensor is not permitted by such applicable law to exclude or limit such rights. To the extent that applicable law permits any of the activities set forth in the previous sentence to be undertaken by Amexco to achieve interoperability between the Products and other software, and Licensor is not permitted by applicable law to restrict Amexco from undertaking the foregoing activities, then prior to Amexco undertaking any of the foregoing activities, Amexco shall first request from Licensor the information necessary to achieve the interoperability. Such information may be provided by Licensor at Licensor's sole option.

ARTICLE 6:  MAINTENANCE
---------   -----------

6.1 In consideration of Amexco's payment of the applicable Warranty Fee during the Warranty Period specified in Section 8.4, and thereafter in consideration of Amexco's payment of the applicable annual Maintenance Fee, Licensor agrees to provide Amexco with the services specified in this
     Article 6 for Products licensed hereunder (the
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                                     - 8 -


     "Maintenance and Support Services", although during the Warranty Period they are referred to as the "Warranty Services"). The annual paid-up period during which Licensor is providing Maintenance and Support Services is referred to as the "Support Term". Warranty Fees and Maintenance Fees for the Product and Bill Type Implementations are set forth in Exhibit D. All Warranty Fees and Maintenance Fees are payable annually in advance in accordance with Section 7 hereof. Notwithstanding anything in this Agreement to the contrary, in the event that Amexco purchases Maintenance and Support Services for a Customized Product (as defined in a Schedule) pursuant to a Schedule, then the same terms and conditions shall apply to the Maintenance and Support Services for the Customized Product as the Product, with the following exceptions: (a) the Maintenance Fee shall be as set forth on Exhibit D for the Customized Product and (b) Licensor will use commercially reasonable efforts to correct and repair the Customized Products in accordance with the terms of this Article 6 to conform to the Customized Product Acceptance Test Criteria for the Customized Product set forth in the Schedule rather than the Documentation.

     Notwithstanding anything in this Agreement to the contrary, the start date for the Support Term for a Bill Type Implementation is upon expiration of the applicable Warranty Period and the Maintenance Fee is increased to include these Bill Type Implementations. Notwithstanding anything in this Agreement to the contrary, Warranty Fees and Maintenance Fees are increased each time additional Bill Type Implementations are ordered under a Schedule and the Warranty Start Date occurs for that additional Bill Type Implementation. The Warranty Fees and Maintenance Fees for additional Bill Type Implementations are as set forth in Exhibit D.

6.2 (a) During a paid up Support Term for a Product Licensor shall provide the following Maintenance and Support Services:

          (i) with respect to Severity Level [**] as described below (and with respect to Severity Level [**] as described below from the Effective Date of this Agreement through [**] provided Amexco is under a paid up Support Contract), to provide the Maintenance and Support Services described in this Section 6 remotely via telephone or electronically from [**] ("Normal Business Hours") for up to [**] ([*]) Registered Contracts of Customer;

          (ii) with respect to Severity Levels [**] (and commencing [**] with respect to Severity Level [**] provided Amexco is under a paid up Support Contract) as described below, to provide the Maintenance and Support Services described in Section 6 remotely via telephone or electronically [**] via pager or telephone for up to the same [**] ([*]) Registered Contacts of Customer);


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[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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                                     - 9 -


          (iii) to use commercially reasonable efforts to correct reported errors or malfunctions in the Product to enable it to perform in accordance with the Documentation;

          (iv) to provide Updates (as defined below) to the Product; and

          (v) to the extent that Licensor is unable to correct the errors and malfunctions in the Product remotely pursuant to subsections (i) through
     (iii) of this paragraph during the targeted resolution time period set forth below, then, at the request of Amexco, Licensor shall use best efforts to arrive on site at a US Amexco facility to perform such Maintenance and Support Services within [**] hours of request from Amexco (with Amexco paying Licensor for such on site services in accordance with the daily rate for on site maintenance and support services set forth on Exhibit D plus reimbursement of travel, living and lodging expenses in accordance with Amexco's travel policy, a copy of which was provided to Licensor). For on site requests of this type outside of the United States the parties must mutually agree to this requirement on a case by case basis.

     Notwithstanding anything in this Agreement to the contrary, to the extent that Licensor is licensing Product for use on a test/development server only under a Schedule then Support Services for each such copy of the Product shall be provided remotely via telephone or electronically from [**] for up to [**] ([**]) Registered Contracts of Customer and the number of calls per copy of the Product installed on each test/development server per month shall be limited to [**] and otherwise in accordance with the terms of this Agreement. To the extent that the number of calls per copy per text/development server per month exceeds [**], then Amexco shall pay Licensor $[**] per call for each call in excess of [**] each month with respect to that test/development server or alternatively, Amexco may elect to purchase Maintenance and Support Services under this Agreement payable [**] in advance in accordance with the terms set forth in this Agreement with respect to a copy of the Product licensed for use on a test/development server under this Agreement in lieu of making the payment set forth in the foregoing sentence provided that the commencement date of such Support Term is retroactive to the first of the month in which the charges for the calls in excess of [**] were incurred and not paid and the related annual Maintenance Fee is paid within [**] days after the end of the month in which the charges for such calls in excess of [**] were made. The related Maintenance Fee for such Product will be calculated on the basis of an assumed License Fee for each such Product of $[**] and such License fee will be multiplied by [**]% to arrive at the annual Maintenance Fee for such Product, subject to increase in accordance with Schedule D of this Agreement. In lieu of the foregoing the parties may mutually agree in writing to an alternative means to charge for and handle calls in excess of [**] per copy of the Product per test/development server per month.


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[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
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                                     - 10 -


     (b) At the time a call is received under this Section Licensor will assign a Severity Level (as defined below) based on the input from Amexco regarding the reported error or malfunction, which Severity Level must be consented to by Amexco, which consent will not be unreasonably withheld.
     In the event that the parties disagree on the classification, they agree to escalate the disagreement to the head of support services in each organization, should a party so request, for final resolution. The foregoing process will also be followed should a party suggest a reclassification of the Severity Level for a reported error or malfunction.

     Licensor agrees to use commercially reasonable efforts to respond by telephone to a report error or malfunction in a Product under subsection
     (iii) above within the timeframe set forth in the Targeted Response Time column below which corresponds to the Severity Level agreed to by Licensor and Amexco per the previous paragraph. Licensor agrees to use commercially reasonable efforts to provide a resolution to a reported error or malfunction in a Product under subsection (iii) above within the timeframe set forth in the Targeted Resolution Time column below which corresponds to the Severity Level agreed to by Amexco and Licensor per the previous paragraph.

     SEVERITY LEVEL DEFINITIONS

     ----------------------------------------------------------------------------------------------
           SEVERITY [**]      SEVERITY [**]   SEVERITY [**]       SEVERITY [**]     SEVERITY [**]
     ----------------------------------------------------------------------------------------------
     A condition whereby      A condition     A condition         A condition       A condition
     the Product is           whereby the     whereby a           whereby the       whereby a
     completely inoperable.   Product is      substantial         Product           cosmetic
                              substantially   Product feature     malfunctions in   Product or
                              inoperable.     noted in the        deviation from    documentation
                                              Documentation is    the               error exists
                                              not working or a    Documentation     and user
                                              substantial         in such case      operation is
                                              Product-related     and to such       not
                                              performance         degree that       substantially
                                              problem exists      user operation    impacted.
                                              which causes the    is not
                                              Product             substantially
                                              performance to      impacted.
                                              deviate from the
                                              Documentation.
     ----------------------------------------------------------------------------------------------

     Any changes to the above definitions must be mutually agreed by Amexco and Licensor.


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[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     TARGETED RESPONSE AND RESOLUTION TIMES

     SEVERITY LEVEL-
     SEE DEFINITION OF SEVERITY        TARGETED                   TARGETED
     LEVELS IN TABLE ABOVE           RESPONSE TIME             RESOLUTION TIME

     ---------------------------------------------------------------------------
     Severity [**]                        [**]                        [**]
     ---------------------------------------------------------------------------
     Severity [**]                        [**]                        [**]
     ---------------------------------------------------------------------------
     Severity [**]                        [**]                        [**]
     ---------------------------------------------------------------------------
     Severity [**]                        [**]                        [**]
     ---------------------------------------------------------------------------
     Severity [**]                        [**]                        [**]
     ---------------------------------------------------------------------------


6.3 (a) During a paid up Support Term for a Product, Licensor shall provide Amexco with all new versions, modifications, and patches to the Product and the accompanying Documentation described in Section 4.1, the primary purpose of which is to maintain compatibility of the Product with the then current supported operating environment and/or to provide enhanced features and capabilities for the Product, and which Licensor makes generally available on a commercial basis at no additional charge to its customer base who are under a contract with Licensor for the same support level of Maintenance and Support Services as Amexco purchases hereunder ("Update"). Updates shall not include separate new software products, including without limitation, extensions, modules or add-ons to the Product, which provide additional functionality to the Product, any of which are made generally available on a commercial basis as separate price listed options or as additions to the Product.

     Updates to not include installation by Licensor under this Agreement (although Amexco may purchase such services under the Consulting Agreement). Amexco has up to [**] [**] after Licensor ships Amexco an Update for a Product which constitutes a Major Release (as described below) to use the prior Major Release, at the end of which [**] period Amexco is required to install the new Major Release (or a customized version thereof which Amexco engages Licensor to develop under the Consulting Agreement and the related Work Statement which the parties mutually agree to be installed in lieu of the new Major Release) in order for Amexco to continue to be eligible for paid up Support Services hereunder. Licensor will continue to provide Maintenance and Support Services during such [**] period for such prior Major Release for the Product provided Amexco remains under a paid up Support Term for that Product. Each Major Release shall be identified by Licensor solely by the numeral(s) to the left of the furthest left decimal point in the numbering system which Licensor utilizes to identify each Update, with the new Major Release having the greater numeral. For example, for any given Product, release 3.0 is a more current version than release
     2.0. For purposes of this Agreement, an Update


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     once incorporated into any Product or Documentation shall be considered a part thereof for all purposes hereunder, including without limitation, the licensing terms for the initial Product, except that an Update does not include its own warranty (but which Update is covered by any paid up Warranty or Support Term in place with respect to the particular Product for which this Update was provided).

     (b) Licensor may exclude from coverage under this Agreement any Product or Updates if (a) any Product or Update (i) has been subject to misuse, failure to comply with applicable operating instructions, improper installation, repair, alteration or damage, either by Amexco or a third party or (b) Amexco has not installed the most recent Update to the Product as required under this Agreement (subject to Sections 6.3(a) and 6.4 of this Agreement). Furthermore, Maintenance and Support Services specifically exclude (a) any other Licensor software or hardware which is not covered under this Agreement and which the Product interfaces to, accesses, calls or invokes and (b) any other third party software or hardware which the Product interfaces to, accesses, calls or invokes. If any Maintenance and Support Services are performed by Licensor at the request of Amexco for or in connection with any Product. Update or Maintenance and Support Services excluded from coverage under this Agreement, such Maintenance and Support Services shall be separately billable at Licensor's then current rates and under its then current terms plus reimbursement for travel, living and lodging, if any, in accordance with Amexco's travel policy.

     (c) Amexco accepts responsibility for any compatibility problems between the Product and any other application or other software programs not covered under this Agreement. Amexco, at its own expense, will (a) promptly install and implement (subject to Sections 6.3(a) and 6.4 hereof) all Updates provided by Licensor to Amexco on the specific server and for the specific Bill Type Implementation for which the Product was initially licensed under this Agreement only (or in the case of the Tool Set portion of the Product (as defined in this Agreement), on the workstation for which it was initially licensed under this Agreement (subject to Amexco's transfer rights under Section 5.3(b)), (b) provide Licensor access to the Product for purposes of performing Maintenance and Support services under this Agreement, (c) provide Licensor such assistance, information, services and facilities as may be requested by Licensor to perform the Maintenance and Support services under this Agreement and (d) provide Licensor with access to at least (i) [**] "Registered Contact of Customer" (as defined below), but not more than [**] Registered Contacts of Customer (provided [**] of those [**] have been trained in customer support topics by Licensor in accordance with the fees set forth in Exhibit D), to assist with resolution of support issues raised under this Agreement and (ii) [**] "Business Contact of Customer" (as defined below), but not more than [**] Business Contacts of Customer, to assist with the resolution of business issues raised under this


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     Agreement. "Registered Contact of Customer" is an employee of Amexco who is trained by Licensor (in accordance with Licensor's standard training program rates and terms) or trained by Amexco personnel who have been trained by Licensor in the use and administration of the Products, who has the necessary security access and skills to follow the instructions of Licensor, including the ability to install and implement any Updates, including without limitation, files and patches, necessary for problem resolution. The Registered Contact names will be supplied within [**] ([**]) days of execution of this Agreement and may be modified by Amexco in accordance with the terms hereof upon giving prior written notice to Licensor. "Business Contact of Customer" is an employee of Amexco who is authorized to act on behalf of Amexco in dealing with Licensor on business related issues which arise in connection with this Agreement and who has both a business and support and maintenance background with Amexco. The Business Contact names will be supplied within [**] ([**]) days of execution of this Agreement and may be modified by Amexco in accordance with the terms hereof upon giving prior written notice to Licensor.

     (d) If Amexco lets the Support Services expire with respect to some or all of the Products and later purchases Maintenance and Support Services for such Products, Amexco will owe (i) a one time fee to reinstate the Maintenance and Support Services in an amount to be mutually agreed to by the parties (but not to exceed [**]% of the Maintenance Fees for the time when the Support Services had lapsed) taking into consideration such factors as the time elapsed since non-renewal and the number of Updates issued by Licensor since such non-renewal (the "Reinstatement Charge") and
     (ii) the then current Maintenance Fee for such Product. Licensor will invoice for such fees and charges upon acceptance of the order from Amexco. Amexco agrees to pay the Reinstatement Charge and the related Support Fee within [**] ([**]) days of the corresponding invoice date and in accordance with the other provisions of this Agreement.

6.4 During a paid up Support Term for a Product, to the extent the Product, as updated to its most recent Update, no longer operates with the most recent operating system version running on the hardware on which the Product is installed (which hardware is the hardware the Product was originally specified by Licensor to run on), then Licensor shall support the last Major Release of the Product which ran on such operating system for a period of one year from the release of that Major Release at which point Amexco must install the then current Major Release (or a customized version thereof which Amexco engages Licensor to develop under the Consulting Agreement and the related Work Statement which the parties mutually agree to be installed in lieu of the new Major Release).


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.5 During a paid up Support Term for a Product, Licensor shall provide reasonable remote technical assistance and consultation to Amexco with respect to Product issues that cause the Product to fail to perform in accordance with the Documentation at any time during Normal Working Hours in accordance with the terms of this Article 6.

6.6 During a paid up Support Term for a Product, Licensor shall provide revised and/or updated Documentation to correspond to any changes (including Updates) made to the Products with the applicable Update.

6.7 If Amexco attempts to perform maintenance and/or repair service on the Product and, as a result, further service is required to restore the Product to proper operating condition, such service shall be provided by Licensor hereunder; provided, however, that Licensor shall have the right to charge Amexco for such services at the rates set forth on Exhibit D of this Agreement (or to the extent the services are considered professional services under the Consulting Agreement by Licensor, then the rates set forth in this Agreement) all plus reimbursement for travel, living and lodging, if any, in accordance with Amexco's travel policy.

ARTICLE 7:  INVOICING PAYMENT; DISCOUNTS
---------   ----------------------------

7.1 The License fee set forth on the Schedule for each Product and Bill Type Implementation is due and payable [**] percent ([**]%) upon execution and submission of a Schedule by Amexco to Licensor, unless otherwise provided in the Schedule. With respect to the Initial Order Schedule, [**]% of the License Fees are refundable in accordance with the terms of the Initial Order Schedule as set forth in Exhibit B to this Agreement. With respect to future order Schedules, License Fees are nonrefundable for any reason unless otherwise provided in this Schedule.

7.2 License Fees do not include the provision of the one year Warranty as described in Section 8.2(b) or Maintenance and Support Services as described in Section 6. To the extent Amexco is purchasing a one year Warranty or Maintenance and Support Services for a Product under a Schedule, a separate Warranty Fee or Maintenance Fee is indicated on the Schedule. The Warranty Fee for a Product or a Bill Type Implementation is due and payable [**] percent ([**]%) on the Warranty Start Date. The Maintenance Fee for a Product is due and payable [**] percent ([**]%) annually in advance 30 days prior to expiration of the applicable one year Warranty Period, unless otherwise provided in the Schedule. The Maintenance Fee for a Bill Type Implementation is due and payable [**] percent ([**]%) annually in advance [**] days prior to expiration of the applicable [**] Warranty Period, unless otherwise provided in the Schedule. The annual renewal fee for Maintenance and Support Services is due and payable [**] percent ([**]%) [**] days


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     prior to expiration of the applicable annual Maintenance and Support Services period. Licensor will invoice Amexco for Maintenance Fees [**] days prior to expiration of the applicable Warranty period or Maintenance and Support Term.

     Warranty Fees and Maintenance Fees paid to Licensor are non-refundable, except termination by Amexco for cause of the Warranty or Maintenance or Support Services provisions of this Agreement in accordance with the terms of Article 11, in which case Licensor will provide a pro rata refund of the [**] Warranty Fee or Maintenance Fee or Maintenance Fee based on the number of months remaining in the term for such services.

7.3  To the extent that there is no reference to Licensor issuing an invoice in
     Section 7 above then such payments shall be due upon receipt of invoice and Licensor will invoice upon the occurrence of the event triggering payment as set forth above. To the extent that there is reference to Licensor issuing an invoice for payment in Section 7 above, then such invoice shall be payable within [**] ([**]) days after its receipt, unless otherwise specified herein. All fees are expressed in US dollars and all payments will be made in US dollars. All shipments of Updates, if any, and Documentation, if any, will be FOB edocs, Wayland, MA. Reasonable shipping and handling charges will be invoiced to Amexco with shipment. To the extent that Amexco believes there is an error in any invoice received from Licensor, Amexco will promptly notify Licensor of such error and provide Licensor with the requested corrections and back-up, if any. Provided that Licensor is in agreement with such corrections, Licensor will promptly reissue the corrected invoice and payment will be due within [**] days of receipt thereof less the number of days beyond [**] days it took Amexco to provide Licensor with the requested corrections and back-up, if any. The parties agree to work together in good faith to quickly resolve the aforementioned invoice issues. However, Amexco agrees to pay the completely uncontested amount, if any, of the invoice which Amexco believes has an error within the original timeframe set forth above.

7.4 Amexco shall be entitled to the discounted License Fees, Warranty Fees and Maintenance Fees set forth on Exhibit D for Products and Bill Type Implementations, subject to the terms of this Agreement and Exhibit D, including the right to increase such fees in accordance with the terms of Exhibit D.

     7.4.1 To the extent that Licensor releases a new software product in the future, Amexco may license such software at the US list price less the applicable discount set forth below:


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ---------------------------------------------------------------------------
            Cumulative License Fees
             at US list price for a
             New Software Product*               Discount off a US list price
     ---------------------------------------------------------------------------
                    $[**]                                   [**]%
     ---------------------------------------------------------------------------
                    $[**]                                   [**]%
     ---------------------------------------------------------------------------
                    $[**]                                   [**]%
     ---------------------------------------------------------------------------
                    $[**]                                   [**]%
     ---------------------------------------------------------------------------

     Pricing operates on a cumulative per product basis (e.g., if Amexco places an order for $[**] for licenses for one type of new software product only, then the [**]% discount will apply to the entire $[**] order). These fees are subject to increase in accordance with the terms of Exhibit D under the heading INCREASE IN FEES OVER TIME and INTERNATIONAL UPLIFT PRICING.

ARTICLE 8:  WARRANTIES; LIMITATIONS OF LIABILITIES; LIMITATIONS OF REMEDIES
---------   ---------------------------------------------------------------

8.1 Licensor warrants to Amexco that: (i) Licensor has the right to furnish the Products and Documentation, and perform the services as specified in this Agreement ("Product Materials and Services") covered hereunder free of all liens, claims, encumbrances and other restrictions: (ii) the Product Materials and Services furnished by Licensor and/or Amexco's use of the same hereunder do not violate or infringe the rights of any third party or the laws or regulations of any governmental or judicial authority; (iii) Amexco shall be entitled to use and enjoy the benefit of the Product Materials and Services, subject to and in accordance with this Agreement; and (iv) Amexco's use and possession of the Product Materials and Services hereunder, shall not be adversely affected, interrupted or disturbed by Licensor or any entity asserting a claim under or through Licensor.

8.2 (a) Subject to the limitations set forth in Section 6.3(b), Licensor warrants that for a period of [**] ([**]) days from the Warranty Start Date (as defined in Section 8.2(b)) of a Product, the media on which the Product is delivered shall be free from any defects in materials, subject to normal use and service.

     (b) In addition to the foregoing defective media warranty, Amexco may purchase a further warranty for the Product as described in this paragraph (the "Warranty") commencing on the Warranty Start Date (as defined below) and ending [**] thereafter (or such other warranty period as is purchased and specified in the Schedule) (the "Warranty Period"). With respect to the Initial Order Schedule, the Warranty Start Date for each individual Product is the earlier to occur of (a) the first day that Amexco contacts Licensor for Warranty Services with respect to the Product or (b) the first day Amexco goes into production with the Product. With respect to the Initial Order Schedule, the Warranty Start Date for each


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     individual Bill Type Implementation is the earlier to occur of (a) the first day that Amexco contacts Licensor for Warranty Services with respect to the Bill Type Implementation or (b) the first day Amexco goes into production with the Bill Type Implementation. With respect to future order Schedules, the Warranty Start Date for each individual Product is the earliest to occur of (a) the first day that Amexco contacts Licensor for Warranty Services with respect to the Product or (b) the first day Amexco goes into production with the Product or (c) [**] days from shipment of the Product. With respect to future order Schedules, the Warranty Start Date for each individual Bill Type Implementation is upon receipt and acceptance by Licensor of the Schedule under which the Bill Type Implementation is being ordered. Subject to the limitations set forth in Section 6.3(b), during the paid up Warranty Period for a Product Licensor warrants that:
     (i) the Product shall conform to and operate in accordance with the Documentation for such Product, and (ii) the Documentation shall faithfully and accurately reflect the Products provided to Amexco hereunder. In the Event that Amexco purchases a Warranty for a Customized Product (as defined in the Schedule) then subject to the limitations set forth in Section 6.3(b), during the paid up Warranty Period for a Customized Product Licensor warrants that: (i) the Customized Product shall conform to and operate in accordance with the Customized Product Acceptance Test Criteria for the Customized Product set forth in the Schedule (the "Customized Product Specifications") (and such Warranty shall otherwise be subject to the same terms and conditions as those for the Warranty for the Product). The Warranty Start Date and Warranty Fee for the Customized Product shall be as set forth in the Schedule to the extent there is any warranty purchased for such Customized Product, as noted on the Schedule. During the paid up Warranty Period for a Product (or a Customized Product, to the extent such Warranty is purchased for a Customized Product under a Schedule), Licensor's sole obligation under this Section consists of providing the Maintenance and Support Services described in Section 6 for the Product (or Customized Product as applicable) (such services being referred to during the Warranty Period as the "Warranty Services").


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3 During a paid-up Warranty Period or Support Term with Licensor for a Product, Licensor warrants that: (i) the Products have been tested and are fully capable of providing accurate results using data having date ranges spanning the twentieth (20th) and twenty first (21st) centuries (e.g., years 1900-2100). Without limiting the generality of the foregoing, Licensor warrants that the Product shall (a) manage and manipulate data involving all dates from the 20th and 21st centuries without functional or data abnormality related to such dates; (b) manage and manipulate data involving all dates from the 20th and 21st centuries without inaccurate results related to such dates; (c) have user interfaces and data fields formatted to distinguish between dates from the 20th and 21st centuries; and (d) represent all data related to include indications of the millennium, century, and decade as well as the actual year.
     Notwithstanding the foregoing, this warranty is subject to the limitations set forth in Section 6.3(b) and shall not apply to any problems associated with Amexco or third party software, firmware, products or other technology with which the Product is combined, exchanges data and/or interoperates. The foregoing warranty is also conditioned upon Amexco installing the most recently available Update to the Product.

8.4 During the paid up Warranty Period for a Product and subject to the limitations set forth in Section 6.3(b), Licensor agrees to use commercially reasonable efforts to correct and repair any malfunction, defect or nonconformity which prevents such Product from performing in accordance with the Documentation at no additional charge to Amexco in accordance with the terms of Section 8 hereof. During the paid up Warranty Period for a Customized Product and subject to the limitations set forth in
     Section 6.3(b), Licensor agrees it shall correct and repair any malfunction, defect or nonconformity which prevents such Customized Product from performing in accordance with the Customized Product Specifications at no additional charge to Amexco in accordance with the terms of Section 8 hereof.

8.5 Licensor agrees that upon the expiration of the Warranty Period, and in consideration of Amexco's payment of the applicable Maintenance Fees hereunder annually in advance and compliance by Amexco with the terms of this Agreement, it shall perform the Maintenance and Support Services as specified in this Agreement.

8.6 To the extent that Updates to the Products provided in Amexco hereunder degrade, impair or otherwise adversely affect the performance or operation of the Products provided hereunder such that the Products fail to perform in accordance with their then current Documentation then, provided Amexco is under a paid-up Warranty Period or Support Term with Licensor for that Product, Licensor shall use commercially reasonable efforts to correct and repair any malfunction, defect or nonconformity which prevents such Product from performing in accordance with the Documentation at no additional charge to Amexco in accordance with the terms hereof.

8.7 During a paid-up Warranty Period or Support Team for a Product Licensor warrants that any maintenance or other services provided by Licensor under this Agreement shall be performed in a high quality, professional manner by qualified personnel. Licensor personnel will observe and comply with Amexco's security procedures, rules, regulations, policies, working hours and holiday schedules. In performing services at Amexco locations, Licensor personnel will use best efforts to minimize any disruption to Amexco's normal business operations.

8.8 EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LICENSOR DOES NOT WARRANT THAT THE OPERATION OF ANY PRODUCT, INCLUDING UPDATES, DELIVERED HEREUNDER (OR CUSTOMIZED PRODUCT TO THE EXTENT COVERED HEREUNDER) WILL BE UNINTERRUPTED OR ERROR-FREE PROVIDED THAT THIS DOES NOT ELIMINATE LICENSOR'S OBLIGATION TO PERFORM WARRANTY OR MAINTENANCE AND SUPPORT SERVICES DURING A PAID-UP TERM IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

8.9 THE SOLE AND EXCLUSIVE REMEDY FOR BREACH OF SECTION 8.1 AS IT RELATES TO CLAIMS BROUGHT BY THIRD PARTIES SHALL BE THE INDEMNIFICATION OBLIGATIONS AS SET FORTH IN ARTICLE 9 OF THIS AGREEMENT. THE SOLE AND EXCLUSIVE REMEDY OF AMEXCO FOR A BREACH OF SECTION 8.2(a) SHALL BE LIMITED TO REPLACEMENT OF ANY DEFECTIVE MEDIA. THE SOLE AND EXCLUSIVE REMEDY OF AMEXCO FOR A BREACH OF SECTIONS 8.2(B), 8.3 AND 8.4 SHALL BE FOR LICENSOR TO REPAIR OR REPLACE THE PRODUCT AS SET FORTH THEREIN, AT LICENSOR'S OPTION. THE SOLE AND EXCLUSIVE REMEDY OF AMEXCO FOR A BREACH OF SECTIONS 8.5, 8.6 AND 8.7 WHILE UNDER WARRANTY FOR THE PRODUCT SHALL BE FOR LICENSOR TO REPAIR OR REPLACE THE PRODUCT AS SET FORTH THEREIN, AT LICENSOR'S OPTION. THE SOLE AND EXCLUSIVE REMEDY OF AMEXCO FOR A BREACH OF SECTIONS 8.5, 8.6 AND 8.7 WHILE COVERED BY SUPPORT SERVICES FOR THE PRODUCT SHALL BE AS SET FORTH WITH RESPECT TO BREACH IN THE MAINTENANCE SECTION OF THIS AGREEMENT.

ARTICLE 9:  INTELLECTUAL PROPERTY INFRINGEMENT
---------   ----------------------------------

9.1 Licensor agrees to defend and/or handle at its own expense, any claim or action against any Amexco Entity by a third party for actual or alleged infringement of such third party's intellectual or industrial property right, including, without limitation, trademarks, service marks, patents, copyrights, misappropriation of trade secrets or any similar proprietary rights, based upon the Product Materials and Services furnished hereunder by Licensor or based on Amexco's use thereof. Licensor further agrees to indemnify and hold Amexco harmless from and against any and all judgments (or settlements agreed to by Licensor) awarded against any Amexco Entity in favor of such third party as a result of such claim or action and related court costs and litigation expenses (including reasonable attorney's fees). Licensor shall have the sole right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing.

     Such indemnification obligation shall not apply to any claim based on (i) software not owned or developed by or on behalf of Licensor, (ii) the combination of the Product with other products not owned or developed by or on behalf of Licensor provided the infringement arises in connection with the combination, (iii) software supplied by Licensor in accordance with Amexco's designs, specifications, or instructions where Amexco has required Licensor to ignore Licensor's suggestions for designs, specifications or instructions which Licensor recommends as non-infringing and to us Amexco's instead, (iv) arising from the failure of Amexco to use an updated or corrected Product provided by Licensor to the extent is designed to eliminate the alleged infringement (and provided Licensor provides installation thereof at no charge), or (v) arising from the failure of Amexco to use the Product for its intended purposes.

9.2 If any Product Materials and/or Services become, or in Licensor's opinion are likely to become, the subject of any such claim or action, then, Licensor, at its expense may either: (i) procure for Amexco the right to continue using same as contemplated hereunder; (ii) modify same to render same non-infringing (provided such modification does not adversely affect Amexco's use as contemplated hereunder); or (iii) replace same with equally suitable, functionally equivalent, compatible, non-infringing products, materials and/or services. If none of the foregoing are commercially practicable, Licensor having used all commercially reasonable efforts, then Licensor shall have the right to terminate the Schedule(s) involved and receive back the allegedly infringing Product, and Licensor shall pay Amexco an amount equal to all License Fees paid in respect of such Product (less a depreciation factor of [**]% per annum commencing on the date on which the Product was installed unless a shorter License Term applies).

ARTICLE 10:  CONFIDENTIAL INFORMATION
----------   ------------------------

10.1 Each party agrees to regard and preserve as confidential all information related to the business and activities of the other party (and in the case of Amexco, the Amexco Entities), including information a party provides the other regarding their customers, clients, suppliers and other entities with whom the party does business and regarding current and future product and technology, that may be obtained by a party from the other party (the "Confidential Information"). Upon request of the disclosing party, the receiving party agrees to return within [**] days all copies in all forms of any Confidential Information which was previously obtained by it, or if approved by the party owning Confidential Information, provide certification of destruction thereof within [**] days.

     Each party agrees to hold the Confidential Information in trust and confidence for the other party and not to disclose such information to any person, firm or enterprise, or use (directly or indirectly) any such information for its own benefit or the benefit of any other party, unless authorized by the party whose Confidential Information it is in writing, and even then, to limit access to and disclosure of such confidential information to the receiving


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     party's employees and consultant's on a "need to know" basis only for purposes of performing the receiving party's duties under this Agreement or the Consulting Agreement and provided any such employee or consultant is bound by a confidentiality agreement with the receiving party containing terms comparable to the terms of this section.

10.2 The provision of Confidential Information by one party to another will not be construed as creating, conveying, transferring, granting or conferring upon the other, any rights, license or authority in or to the information exchanged or otherwise. Each party agrees that any and all Confidential Information disclosed to it by the other party is and shall remain the proprietary and confidential information and property of the disclosing party. Each party agrees to insure, by agreement, instruction or otherwise, compliance with these confidentiality obligations by its employees, agents, consultants and others who have permitted access or use of the Confidential Information of the other party. Each party agrees that if there is a breach or threatened breach of the provisions of this Agreement, the other party will have no adequate remedy in money or damages and accordingly shall be entitled to injunctive relief; provided, however, no specification in this Agreement of any particular remedy shall be construed as a waiver or prohibition of any other remedies permitted under this Agreement in the event of a breach or threatened breach of this section of this Agreement.

10.3 Information shall not be considered confidential to the extent, but only to the extent, that such information is: (i) already known to the receiving party free of any restriction at the time it is obtained from the other party; (ii) subsequently learned from an independent third party free of any restriction and without breach of this Agreement; (iii) is or becomes publicly available through no wrongful act of the receiving party; (iv) is independently developed by one party without reference to any Confidential Information of the other; or (v) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the parties provide each other with timely written prior notice of such requirements.

ARTICLE 11:  GENERAL
----------   -------

     TERM AND TERMINATION:  This Agreement shall commence as of the Effective
     --------------------
Date and continue thereafter for a period of [**], unless terminated as provided hereunder. This Agreement may be extended by Amexco for [**] additional [**] periods (unless terminated as provided hereunder) by Amexco provided Amexco gives notice thereof to Licensor of each such extension [**] prior to expiration of each such [**] term. Each Schedule shall become binding when duly executed by both parties and shall continue thereafter unless terminated as permitted hereunder. Notice of termination of any Schedule shall not be considered notice of termination of this Agreement. The Agreement shall be deemed to remain in effect with respect to any Schedules or portions thereof which remain in effect hereunder. In the event that the Agreement or a


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule is terminated in accordance with the terms hereof, (a) any unexpected Warranty Period or Support Term shall remain in effect until the end of its paid-up term unless terminated in accordance with the terms of this Agreement and (b) any previously granted license in Products or Bill Type Implementations shall remain in effect unless terminated by Licensor in accordance with the terms of this Agreement.

     TAXES:  Amexco agrees to pay all taxes levied against or upon the Products,
     -----
Updates and Bill Type Implementations including withholding taxes with respect to the Product and Updates only, and any services or their use hereunder, along with duties and customs charges imposed on the licensing of the Products, Updates and Bill Type Implementations, and the purchase of services under this Agreement (collectively, the "Taxes"), exclusive, however, of taxes based on Licensor's income, which taxes shall be paid by Licensor. If any tax for which Amexco is responsible hereunder is paid by Licensor, Amexco will reimburse Licensor upon Amexco's receipt of proof of payment.

     LIMITATION OF LIABILITY:  REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN
     -----------------------
FAILS OF ITS ESSENTIAL PURPOSE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, AMEXCO SHALL NOT HAVE ANY CLAIM (EXCEPT FOR THE REMEDIES AGAINST LICENSOR SPECIFICALLY SET FORTH IN ARTICLES 8 AND 9 OF THIS AGREEMENT) AGAINST LICENSOR, ITS AFFILIATES, OFFICERS OR EMPLOYEES OR THE MANUFACTURERS, LICENSORS, SUBCONTRACTORS OR SUPPLIERS OF THE PRODUCT, WHETHER BASED ON CONTRACT, NEGLIGENCE, PRODUCT LIABILITY, TRADE PRACTICES, OR OTHERWISE. NOTWITHSTANDING THE FOREGOING AND REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL THE LIABILITY, IF ANY, OF LICENSOR, ITS AFFILIATES, OFFICERS, EMPLOYEES, LICENSORS, MANUFACTURERS, SUBCONTRACTORS OR SUPPLIERS FOR DAMAGES OF ANY TYPE RELATING TO THE PRODUCT OR OTHERWISE ARISING OUT OF, RELATED TO OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE CONSULTING AGREEMENT EXCEED IN THE AGGREGATE FOR ALL OCCURRENCES THE PAID IN LICENSE FEES HEREUNDER PLUS THE PAID IN PROFESSIONAL SERVICES FEES UNDER THE CONSULTING AGREEMENT. REGARDLESS OF THE FORM OF ACTION, WHETHER BASED ON CONTRACT, NEGLIGENCE, PRODUCT LIABILITY, TRADE PRACTICES OR OTHERWISE. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW IN NO EVENT SHALL EITHER PARTY BE LIABLE, ONE TO THE OTHER, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OTHER THAN THOSE ARISING FROM A MISAPPROPRIATION OF LICENSOR'S INTELLECTUAL PROPERTY RIGHTS OR A BREACH OF THE CONFIDENTIALITY PROVISIONS OR ARTICLE 10 HEREOF.

     EXCUSABLE DELAYS:  Except for payment obligations of Amexco hereunder,
     ----------------
neither party shall be liable or deemed to be in default for any delay or failure in performance under this

Agreement or interruption of services resulting directly or indirectly from acts of God, civil or military authority, war, riots, civil disturbances, accidents, fire, earthquakes, flood, strikes, lockouts, labor disturbances, court or governmental order, or any other cause beyond the reasonable control of such party. Each party agrees to provide the other with notice upon becoming aware of an event of force majeure, such notice to contain details of the circumstances giving rise to the event of force majeure.

MATERIAL BREACH:
---------------

     (a)  Warranty Services Under Article 8 and Maintenance and Support Services
          ----------------------------------------------------------------------
          Under Article 6.  With respect to the Warranty Services and
          ---------------
          Maintenance and Support Services provided by Licensor to Amexco under Articles 8 and 6 respectively of this Agreement, in the event of any material breach of either Article by one party, the other party may terminate all the Warranty Services and Maintenance and Support Services being provided by giving [**] ([**]) days' written notice thereof; provided, however, that any such termination shall not be effective if the party in breach has cured the breach of which it has been notified prior to the expiration of said [**] ([**]) days. Upon such termination by Amexco, Licensor shall refund to Amexco the pro rata portion of the [**] Warranty Fee or Maintenance Fee based on the number of months remaining in the [**] Warranty Period or Support Term for each Product and Bill Type Implementation. Upon such termination by either party Licensor shall have no further obligation to provide Warranty Services and Maintenance and Support Services to Amexco for each Product and Bill Type Implementation.

     (b)  Material Breach other than per Subsection (a) of this Material Breach
          ----------------------------------------------------------------------
          Section.  With respect to a material breach of this Agreement or a
          -------
          Schedule by Amexco, Licensor may terminate one or more of the Schedules and/or the Agreement, including without limitation Articles 6 and 8 hereof, as Licensor so elects, by giving ([**]) days' written notice thereof to Amexco; provided, however, that any such termination shall not be effective if Amexco has cured the breach of which it has been notified prior to the expiration of said [**] ([**]) days. Upon any termination of one or more Schedules and/or the Agreement by Licensor as set forth above, Amexco shall, at Licensor's election, either (i) return all copies of the Product related to the terminated Schedules in its possession or control in any form to Licensor or (ii) destroy all copies of the Product related to the terminated Schedules in its possession or control. An officer of Amexco shall notify Licensor in writing that such return or destruction has occurred.

     NOTICES:  Unless otherwise specified all notices shall be in writing and
     -------
delivered personally or mailed, first class mail, postage prepaid, to the addresses of the parties set forth at the beginning of this Agreement, to the attention of the undersigned: provided, however, that a copy of any Licensor notice of material breach to Amexco shall also be sent to the Office of the General


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Counsel, World Financial Center, American Express Tower, 200 Vesey Street, 49th Floor, New York, New York 10285-4900. As to any Schedule, notices shall also be sent to the signatories of the Schedule involved. Either party may change the address(es) or the addressee(s) for notice hereunder upon written notice to the other. All notices shall be deemed given on the date delivered or when placed in the mail as specified herein.

     ADVERTISING OR PUBLICITY:  Other than as set forth below, neither party
     ------------------------
shall use the other's name or marks or refer to or identify the other party in advertising or publicity releases or promotional or marketing correspondence to others without first securing the written consent of such other party. Notwithstanding anything herein to the contrary, Licensor may use Amexco's name to identify Amexco as a customer of Licensor in materials to be provided to investors and potential investors in Licensor, and may disclose this Agreement, related Schedules, and the terms herein in the event the Licensor undertakes to file a registration statement under the Securities Act of 1933, as amended, or as may otherwise be required under securities laws; provided, however, that Licensor shall use its best efforts to preclude disclosure of the terms of this Agreement in accordance with the rules and regulations of the Securities and Exchange commission by means of an application for confidential treatment and Licensor shall consult with Amexco prior to any such submission and take into account Amexco's view with regard thereto. In addition, Licensor will consult with Amexco prior to disclosure of its relationship with Amexco in a form S-1 or any successor SEC filing thereto with respect to the portion of the S-1 or successor SEC filing related to the relationship between Amexco and Licensor.

     ASSIGNMENT:  Neither party may assign this Agreement, any Schedule and/or
     ----------
any rights and/or obligations hereunder without the written consent of the other party and any such attempted assignment shall be void; provided, however, that Amexco may assign this Agreement, any Schedule and/or any of its rights and/or obligations hereunder to any Amexco Entity upon written notice to Licensor without the consent of Licensor and provided further that (a) Licensor may utilize Technology Providers, Inc. as a subcontractor to perform its technical duties and obligations under this Agreement provided that Licensor remains primarily liable for any failure of such subcontractor to perform in accordance with the terms of this Agreement; (b) either party may make an assignment of this Agreement pursuant to (x) a merger, (y) a sale of greater than [**] percent ([**]%) of its assets; or (z) a sale of greater than [**]% of its outstanding stock and (c) either party (in the case of Amexco to an Amexco Entity only) may make an assignment to an affiliate or subsidiary, provided that the assigning party remains primarily liable for any failure of such affiliate to perform in accordance with the terms of this Agreement. Each party shall cause its permitted assigns to be bound by the terms of this Agreement and the relevant Schedules. Any attempted non-permitted assignment, transfer or delegation in contravention of this Section of the Agreement shall be null and void. This Agreement shall insure to the benefit of the parties hereto and their permitted successors and assigns.


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     GOVERNING LAW: In all respects this Agreement shall be governed by the
     -------------
substantive laws of the State of New York without regard to conflict of law principles.

     MODIFICATION, AMENDMENT, SUPPLEMENT AND WAIVER:  No modification, course of
     ----------------------------------------------
conduct, amendment, supplement to or waiver of this Agreement, any Schedule, or any provisions hereof shall be binding upon the parties unless made in writing and duly signed by both parties. At no time shall any failure or delay by either party in enforcing any provisions, exercising any option, or requiring performance of any provisions, be construed to be a waiver of same.

     EXPORT RESTRICTIONS:  Amexco will not knowingly export or re-export,
     -------------------
directly or indirectly, any technical data (as defined in the U.S. Export Administration Regulations) produced or provided under this Agreement, including, without limitation, the Products, or export or re-export, directly or indirectly, any direct product of such technical data, including software, to a destination to which such export or re-export is restricted or prohibited by U.S. or non-U.S. law, without obtaining prior authorization form U.S. Department of Commerce and other competent government authorities to the extent required by those laws.

     SEVERABILITY:  If any of the provisions of this Agreement are held invalid,
     ------------
illegal or unenforceable, the remaining provisions shall be unimpaired.

     HEADINGS:  Headings are for reference and shall not affect the meaning of
     --------
any of the provisions of this Agreement.

     ENTIRE AGREEMENT:  The Exhibits, Schedules and attachments to this
     ----------------
Agreement are incorporated by this reference and shall constitute part of this Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all previous agreements, promises, proposals, representations, understandings and negotiations, whether written or oral, between the parties respecting the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day, month and year first written above.

EDOCS, INC.                             AMERICAN EXPRESS TRAVEL RELATED
                                        SERVICES COMPANY, INC.


By: [**]                                By: [**]
    ----------------------------            ----------------------------

Name: Kevin E. Laracey                  Name: [**]
      --------------------------              --------------------------
          (Type or Print)                           (Type or Print)

Title: CEO                              Title: [**]
       -------------------------               -------------------------
Date: [**]                              Date: [**]
      --------------------------              --------------------------


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Exhibit A

                       (SAMPLE SCHEDULE ORDER FORM ONLY)
                       ---------------------------------


                                    SCHEDULE
                                    --------

Schedule Number: __________ Dated: [**] to
Agreement Number:

This Schedule is issued pursuant to the above-referenced Standalone License Agreement dated [**] (the "Agreement"), between American Express Travel Related Services Company, Inc. and the Licensor specified below. Any term not otherwise defined herein shall have the meaning specified in the Agreement. Amexco hereby orders the Products. Bill Type Implementations and Warranty Services related thereto as set forth below in accordance with the terms of the Agreement and this Schedule

SHIP TO ADDRESS FOR PRODUCT-
--------------------------------------------------------------------------------

INSTALLATION SITE FOR PRODUCT-
--------------------------------------------------------------------------------

ANTICIPATED SHIP DATE FOR PRODUCT-
--------------------------------------------------------------------------------

SCHEDULED DELIVERY DATE FOR PRODUCT-
--------------------------------------------------------------------------------

ORDER DATE FOR BILL TYPE IMPLEMENTATION [**] PACK-
--------------------------------------------------------------------------------

PRODUCTS AND BILL TYPE IMPLEMENTATIONS ORDERED-See table below
--------------------------------------------------------------------------------


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

-----------------------------------------------------------------------------------------------------------------------------------
   A                B               C               D                 E                 F                 G              H
-----------------------------------------------------------------------------------------------------------------------------------
Products      License Fee Per   Quantity of    Total License     License Fee       Quantity of      Total License    Total License
              Product           Product        Fee for           Per Each Bill     Bill Type        Fee for Bill     Fee (Sum of
                                Ordered*       Product           Type              Implementation   Type             Columns D
                                               Ordered           Implementation    [Five] Packs     Implementation   and G)
                                               (column B X       [Five] Pack       Ordered***       [Five] Packs
                                                column C)                                           Ordered
                                                                                                    (column E X
                                                                                                    column F)
-----------------------------------------------------------------------------------------------------------------------------------
BillDirect
Software
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

* Server name, serial number and server location where each copy of BillDirect Production System Software portion of Product being licensed for production server should be noted below if available at the time of issuing this Schedule. Otherwise should be provided as soon as available in writing to Licensor.


----------------------------------------------------------------------------------------------
 BillDirect           Server Name       Server Serial         Location of Server     Server Type
 Production           Where it is to    Number Where it       Where it is to be
 Server Software      be Installed      is to be Installed    Installed
 Portion of
 Product to be
 installed on
 production
 server-Copy
 Number
----------------------------------------------------------------------------------------------
                                                                                     [**]
----------------------------------------------------------------------------------------------
                                                                                     [**]
----------------------------------------------------------------------------------------------
                                                                                     [**]
----------------------------------------------------------------------------------------------
                                                                                     [**]
----------------------------------------------------------------------------------------------
                                                                                     [**]
----------------------------------------------------------------------------------------------
                                                                                     [**]
----------------------------------------------------------------------------------------------

*** Description of each Bill Type Implementation should be noted below if available at the time of issuing this Schedule. Otherwise should be provided as soon as available in writing to Licensor.

--------------------------------------------------------------------------------
 Bill Type                 Bill Type Implementation Description
 Implementation
 Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


TOTAL LICENSE FEE FOR PRODUCTS AND BILL TYPE IMPLEMENTATIONS-See table above- $__________

PAYMENT TERMS FOR LICENSE FEE-[**]% non-refundable down-payment payable upon
-----------------------------
submission of this Schedule to Licensor

[**] WARRANTY FEE-_____% of License Fee per Product ordered under this Schedule
-----------------
plus _____% of License Fe for all Bill Type Implementations ordered under this Schedule, subject to increase in accordance with the terms of the Agreement

PAYMENT TERMS FOR [**] WARRANTY FEE-With respect to a Product or a Bill Type
-----------------------------------
Implementation, [**]% payable on the Warranty Start Date (as defined below) for that Product or Bill Type Implementation.

WARRANTY START DATE-The Warranty Start Date for each individual Product is the
-------------------
earliest to occur of (a) the first day that Amexco contacts Licensor for Warranty Services with respect to the Product or (b) the first day Amexco goes into production with the Product or (c) [**] days from shipment of the Product. The Warranty Start Date for each individual Bill Type Implementation is upon receipt and acceptance by Licensor of the Schedule under which the Bill Type Implementation is being ordered

ANNUAL MAINTENANCE FEE (commencing upon expiration of the applicable [**]
----------------------
Warranty)-_____% of License Fee per Product plus _____% of License Fee for all Bill Type Implementations ordered under this Schedule, subject to increase in accordance with the terms of the Agreement.

PAYMENT TERMS FOR ANNUAL MAINTENANCE FEE-payable annually in advance [**] days
----------------------------------------
prior to expiration of the applicable [**] Warranty Period and thereafter [**] days prior to expiration of previous Support Term

INTERNATIONAL PRICING UPLIFT-Notwithstanding anything in this Schedule to the
----------------------------
contrary, to the extent that the Product is being installed at a site outside of the US, the Bill Type Implementation is being used with respect to a Product installed at a site outside the US or the Warranty or


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Maintenance and Support Services are being performed outside of the US, then all related pricing shall be increased by [**]% of what the price would have otherwise been under this Schedule.

ADDITIONAL GENERAL PRICE TERMS-All pricing and payments are in US dollars.
------------------------------
Amexco is responsible for Taxes as described in Article 11 of the Agreement along with shipping and handling charges.

DOCUMENTATION-the documentation accompanying the Product, as updated by Licensor
-------------
from time to time.

Additional Provisions and Conditions (if any):


Licensor-edocs.Inc.                     American Express
                                        Travel Related Services Company, Inc.


By:                                     By:
    ----------------------------            ----------------------------

Name:                                   Name:
      --------------------------              --------------------------
          (Type or Print)                           (Type or Print)

Title:                                  Title:
       -------------------------               -------------------------
Date:                                   Date:
      --------------------------              --------------------------

                                   EXHIBIT B

                           SCHEDULE FOR INITIAL ORDER




Schedule Number [**]                  Dated:  [**]
to
Agreement Number: [**]
                  ----


This Schedule is issued pursuant to the above-referenced Standalone License Agreement dated [**] (the "Agreement"), between American Express Travel Related Services Company, Inc. and the Licensor specified below. Any term not otherwise defined herein shall have the meaning specified in the Agreement. Amexco hereby orders the Products. Bill Type Implementations and Warranty Services related thereto as set forth below in accordance with the terms of the Agreement and this Schedule.

SHIP TO ADDRESS FOR PRODUCT-All copies of BillDirect Software-[**]  Attention:
---------------------------
[**]

INSTALLATION SITE FOR PRODUCT- For [**] production server copies of BillDirect
-----------------------------
Software-[**];

          For [**] test/development server copies of BillDirect Software-[**]

ANTICIPATED SHIP DATE FOR PRODUCT-on or before [**]
---------------------------------

SCHEDULED DELIVERY DATE FOR PRODUCT-within [**] or [**] days after shipment
---------------------------------------------------------------------------

ORDER DATE FOR BILL TYPE IMPLEMENTATION [**] PACK-on or before [**]
-------------------------------------------------------------------

PRODUCTS AND BILL TYPE IMPLEMENTATIONS ORDERED-See table below
----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   A                B               C               D                 E                 F                 G              H
-----------------------------------------------------------------------------------------------------------------------------------
Product       License Fee Per   Quantity of    Total License     License Fee       Quantity of      Total License    Total License
              Product For the   Product        Fee for           Per Each Bill     Bill Type        Fee for Bill     Fee (Sum of
              Initial Order     Ordered*/**    Product           Type              Implementation   Type             columns D
                                               Ordered           Implementation    [Five] Packs     Implementation   and G)
                                               (column B x       [Five] Pack       Ordered**       [Five] Packs
                                                column C)                              *            Ordered
                                                                                                    (column E x
                                                                                                    column F)
-----------------------------------------------------------------------------------------------------------------------------------
BillDirect    $[**]             [**]           $[**]             $[**]             [**]             $[**]            $[**]
Software
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

* The License Fee for the first copy only of BillDirect Software includes one Bill Type Implementation. Licenses for additional Bill Type Implementations are purchased in packs of [**].

** The server name, serial number and server location where each copy of BillDirect Production System Software portion of Product is being licensed for production server should be noted below if available at the time of issuing this Schedule. Otherwise should be provided as soon as available in writing to Licensor.

------------------------------------------------------------------------------------------
Bill Direct:         Server Name        Server Serial      Location of Server    Server Type
Production           Where it is        Number Where it    Where it is to be
Server               to be              is to be           Installed
Software Portion     Installed          Installed
of Product to be
installed on
production
server-
Copy Number
------------------------------------------------------------------------------------------
[**]                                                                             [**]
------------------------------------------------------------------------------------------
[**]                                                                             [**]
------------------------------------------------------------------------------------------
[**]                                                                             [**]
------------------------------------------------------------------------------------------
[**]                                                                             [**]
------------------------------------------------------------------------------------------
[**]                                                                             [**]
------------------------------------------------------------------------------------------
[**]                                                                             [**]
------------------------------------------------------------------------------------------

In addition to the above [**] copies of the Product, Licensor agrees to license Amexco [**] ([*]) additional copies of the Product for use on a single test/development server and not for production purposes at [**] in accordance with the terms of the Agreement. The server name, serial number and server location where each copy of BillDirect Production System Software portion of the Product is being licensed for test/development server should be noted below if available at the time of issuing this Schedule. Otherwise should be provided as soon as available in writing to Licensor.


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

-----------------------------------------------------------------------------------------------
Bill Direct:          Server Name       Server Serial      Location of          Server Type
Production            Where it is to    Number Where it    Server
Server                be                is to be           Where it is to
Software Portion      Installed         Installed          be
of Product to be                                           Installed
installed on
test/development
server-Copy
Number
-----------------------------------------------------------------------------------------------
[**]                                                                            [**]
-----------------------------------------------------------------------------------------------
[**]                                                                            [**]
-----------------------------------------------------------------------------------------------
[**]                                                                            [**]
-----------------------------------------------------------------------------------------------
[**]                                                                            [**]
-----------------------------------------------------------------------------------------------
[**]                                                                            [**]
-----------------------------------------------------------------------------------------------


*** Description of each Bill Type Implementation should be noted below if available at the time of issuing this Schedule. Otherwise should be provided as soon as available in writing to Licensor.


Bill Type                           Bill Type Implementation Description
Implementation
Number
--------------------------------------------------------------------------------
[**]
--------------------------------------------------------------------------------
[**]
--------------------------------------------------------------------------------
[**]
--------------------------------------------------------------------------------
[**]
--------------------------------------------------------------------------------
[**]
--------------------------------------------------------------------------------
[**]
--------------------------------------------------------------------------------


TOTAL LICENSE FEE FOR PRODUCTS AND BILL TYPE IMPLEMENTATIONS - See table above- $[**]

PAYMENT TERMS FOR LICENSE FEE-$[**] non-refundable license fee payable on or
-----------------------------
before [**] (subject to refund of [**]% (all in accordance with the terms of Appendix 1 to this Schedule) if the Customized Product(s) does not meet the Customized Product Acceptance Test Criteria defined therein))

[**] WARRANTY FEE - [**]% of License Fee per Product ordered under this Schedule
-----------------
plus [**]% of License Fee for all Bill Type Implementations ordered under this Schedule, subject to increase in


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

accordance with the terms of the Agreement. The Warranty Fee under this Initial Order Schedule includes Warranty on Customized Product per the standards set forth in the Agreement.

PAYMENT TERMS FOR [**] WARRANTY FEE - With respect to a Product or Bill Type
-----------------------------------
Implementation. [**]% payable on the Warranty Start Date (as defined below) for that Product or Bill Type Implementation and [**]% payable upon the Customized Products meeting the Customized Product Acceptance Test Criteria described in Appendix 1 to this Schedule.

COMMENCEMENT OF [**] WARRANTY - The Warranty Start Date for each Product and
-----------------------------
Customized Product is the earlier to occur of (a) the first day that Amexco contacts Licensor for Warranty Services with respect to the Product or (b) the first day Amexco goes into production with the Product. The Warranty Start Date for each individual Bill Type Implementation is the earlier to occur of (a) the first day that Amexco contacts Licensor for Warranty Service with respect to the Bill Type Implementation or (b) the first day Amexco goes into production with the Bill Type Implementation.

ANNUAL MAINTENANCE FEE (commencing upon expiration of the applicable [**]
-------------------------------------------------------------------------
Warranty) - [**]% of License Fee per Product plus [**]% of License Fee for all
---------
Bill Type Implementations ordered under this Schedule, subject to increase in accordance with the terms of the Agreement. Maintenance Fee includes Support Services on Customized Product per the standards set forth in the Agreement.

PAYMENT TERMS FOR ANNUAL MAINTENANCE FEE - payable annually in advance [**] days
----------------------------------------
prior to expiration of the applicable [**] Warranty Period and thereafter [**] days prior to expiration of previous Support Term.

INTERNATIONAL PRICING UPLIFT - Notwithstanding anything in this Schedule to the
----------------------------
contrary, to the extent that the Product is being installed at a site outside of the US. the Bill Type Implementation is being used with respect to a Product installed at a site outside the US or the Warranty or Maintenance and Support Services are being performed outside of the US, then all related pricing shall be increased by [**]% of what the price would have otherwise been under this Schedule.

ADDITIONAL GENERAL PRICING TERMS - All pricing and payments are in US dollars.
--------------------------------
Amexco is responsible for Taxes as described in Article 11 of the Agreement along with shipping and handling charges.

DOCUMENTATION - the documentation accompanying the Product, as updated by
-------------
Licensor from time to time.

DEFINITION OF CUSTOMIZED PRODUCT FOR PURPOSES OF THIS SCHEDULE AND APPENDIX 1
-----------------------------------------------------------------------------
HERETO - Customized Product consists of the following software  which is being
------
developed by Licensor in accordance with the Consulting Agreement and the related work Statement(s) as more specifically identified below:


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

--------------------------------------------------------------------------------
CUSTOMIZED PRODUCT
DEFINITION
--------------------------------------------------------------------------------
Customized Products as identified in Appendix B of the Statement of Work-E-Statement Utility, Interactive Services, DC # [**] Dated [**] with a revised date of [**]
--------------------------------------------------------------------------------

ACCEPTANCE TEST CRITERIA AND PROCEDURES FOR CUSTOMIZED PRODUCT ONLY:  See
-------------------------------------------------------------------
attached Appendix 1 and Appendix 2 to this Schedule.


Licensor-edocs.Inc.                     American Express
                                        Travel Related Services Company, Inc.


By:                                     By:
    ----------------------------            ----------------------------

Name:                                   Name:
      --------------------------              --------------------------
          (Type or Print)                           (Type or Print)

Title:                                  Title:
       -------------------------               -------------------------
Date:                                   Date:
      --------------------------              --------------------------


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

              APPENDIX 1 TO SCHEDULE FOR INITIAL ORDER DATED [**] between American Express Travel Related Services Company, Inc. and edocs, Inc.

Acceptance Test Procedures and Rights and Duties for Customized Product

When a Customized Product (as defined in the Schedule) has been implemented and installed at the Installation Site (the "Commencement Date') by Licensor all in accordance with the Consulting Agreement and the related Work Statements (as described in the Schedule), Licensor shall notify Amexco and Amexco shall promptly commence acceptance testing of such Customized Product with such assistance and support as reasonably necessary from Licensor personnel (at Licensor's Professional Services rates and terms set forth under the Consulting Agreement). The acceptance test shall be conducted for the purpose of demonstrating that the Customized Product meets the Customized Product Acceptance Test Criteria attached to this Schedule as Appendix 2. Once the Customized Product has successfully passed this acceptance test, Amexco shall notify Licensor in writing of acceptance of such Customized Product. If the Customized Product does not meet the Customized Product Acceptance Test Criteria, Amexco shall promptly notify Licensor, specifying in reasonable detail in what respects the Customized Product has failed to meet such criteria. Licensor shall promptly correct any deficiencies in the ability of the Customized Product to meet the Customized Product Acceptance Test Criteria disclosed by the acceptance test and Amexco shall repeat the test to determine if the Customized Product has successfully met the Customized Product Acceptance Test Criteria. Licensor and Amexco shall continue to work together in this manner until the Customized Product Acceptance Test Criteria are met. Notwithstanding the foregoing, if one or more of the Customized Products fail to meet the Customized Product Acceptance Test Criteria within [**] days of the Commencement Date (or such longer period as the parties mutually agree to), Amexco shall have the option of receiving an aggregate refund of [**]% of the License Fee of the Initial Order ($[**]). Such refund option shall expire within [**] days after the end of the aforementioned [**] day period. The limited refund rights set forth in this paragraph are Amexco's sole right and remedy in the event that the Customized Product Acceptance Test Criteria are not met for a particular Customized Product as set forth above and Licensor shall have no further liability to Amexco nor any further refund obligations. Nothing in the foregoing sentence prohibits Amexco from requiring Licensor to continue to provide professional services under the Consulting Agreement and related Schedule (as such term is defined therein as it relates to Schedules to the Consulting Agreement) (at and subject to Licensor's Professional Services rates and terms set forth under the Consulting Agreement, under which Schedule to the Consulting Agreement Licensor will continue to attempt to cause the Customized Product to meet the Customized Product Acceptance Criteria (but with Amexco having no rights or remedies against Licensor should Licensor be unable to do
so).


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensor will assist Amexco, at the request of Amexco, in conducting the foregoing acceptance test at its professional services rates and terms under the Consulting Agreement. In addition, Licensor has the right to conduct the foregoing acceptance test at Amexco's site under the observation of Amexco at its professional services rates and terms under the Consulting Agreement if Licensor reasonable believes that the reason that Amexco is unable to pass the acceptance test is due to operator errors. To the extent that the parties mutually agree as a result thereof that the acceptance test has been passed, the test shall be deemed passed. To the extent that the parties mutually agree as a result thereof that the acceptance test has not been passed, the test shall be deemed not to have been passed and the obligations of Amexco related thereto as set forth in the previous paragraph shall apply. Nothing in the foregoing sentence prohibits Amexco from requiring Licensor to continue to provide professional services under the Consulting Agreement and related Schedule thereto (at and subject to Licensor's Professional Services rates and terms set forth under the Consulting Agreement, under which Schedule thereto Licensor will continue to attempt to cause the Customized Product to meet the Customized Product Acceptance Criteria (but with Amexco having no rights or remedies against Licensor should Licensor be unable to do so).

If the parties disagree on the results of the test they have the right to mutually agree to a neutral third party with industry experience to review the results of the test and override the decision, if such third party so determines.

To the extent that Licensor determines that Amexco's or any third party hardware, software or services or other factors are responsible for the inability of the customized Product to meet the Customized Product Acceptance Test Criteria and Amexco agrees (acting in a commercially reasonable manner in making such determination) then Licensor shall be deemed to have passed such acceptance test, Licensor shall have no further obligations with respect thereto to Amexco, and Amexco shall not have the refund rights described above. If the parties disagree on this point then they have the right to mutually agree to a neutral third party with industry experience to review these issues results of the test and override the decision, if such third party so determines.

There are no acceptance tests with respect to the Product as defined in Section
1.3 of the Agreement.

           APPENDIX 2 TO SCHEDULE FOR INITIAL ORDER DATED [**] BETWEEN AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC. AND EDOCS, INC.

CUSTOMIZED PRODUCT ACCEPTANCE TEST CRITERIA
-------------------------------------------




See Section VIII of Statement of Work-E-Statement Utility, Interactive Services, DC #[**] Dated [**] with a revised date of [**] for Customized Product Acceptance Test Criteria.


To the extent that Amexco and Licensor mutually agree in writing to a change in the Schedule to the Consulting Agreement related to the specifications and requirements for the Customized Product then the parties must also mutually agree to the revised Customized Product Acceptance test Criteria resulting from such change. To the extent that the parties cannot mutually agree to the revised Customized Product Acceptance Test Criteria resulting from such change then Amexco must elect one of the following: (a) to not proceed with the updated mutually agreed to Schedule to the Consulting Agreement, in which case Licensor would continue to develop the Customized Product in accordance with the original specifications and requirements set forth in the Schedule to the Consulting Agreement as it existed before such amendment and conduct acceptance testing on the Customized Product with the Customized Product Acceptance Test Criteria per the terms of this Agreement or (b) to waive the acceptance testing on the Customized Product under this Agreement, deem the test passed hereunder and require Licensor to continue to provide professional services under the Consulting Agreement and related amended Schedule (at and subject to Licensor's Professional Services rates and terms set forth under the Consulting Agreement) to attempt to cause the Customized Product to meet the specifications in such amended Schedule (but with Amexco having no rights or remedies against Licensor should Licensor be unable to do so).


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   EXHIBIT C
                                   ---------
                            Source Code Escrow Terms
                            ------------------------

The following shall constitute the only condition under which Licensor shall release the Source Code from escrow to Amexco (the "Release Condition"), subject to the terms of this Exhibit C:

          (a) Dissolution, liquidation or failure of Licensor to do business in the ordinary course after which neither Licensor nor any other entity thereafter performs the obligations from Amexco and a 30 day opportunity to cure.

Licensor hereby grants to Amexco only a non-exclusive, non-transferable license to use the Source Code (through its employees on a need to know basis who agree to be bound by the terms of this Agreement), subject to the terms hereof, which license: (i) shall be exercisable only upon the occurrence of the Release Condition as set forth above; (ii) is worldwide, (iii) is non-exclusive: and
(iv) authorizes Amexco to understand, modify and use the Source Code released per the above solely to perform those obligations required of Licensor set forth in this Agreement that Licensor has failed or fails to perform.

Amexco shall return all the copies of the Source Code to Licensor and the license above shall terminate on the earlier of (a) termination or expiration of obligations under the Agreement or (b) when and if Licensor can demonstrate to Amexco's reasonable satisfaction that Licensor or any other entity performing Licensor's obligations hereunder has cured the Release Condition giving rise to the release of the Source Code and is capable of resuming performance of its obligations under the Agreement.

Amexco states that the Source Code is proprietary to Licensor and constitutes Confidential Information of Licensor (and as such remains subject to the terms of Article 9 of the Agreement regarding confidentiality) and that Licensor retains ownership of the Source Code, including any modifications, extensions or derivative works thereof. Amexco is not granted any rights to patents, copyrights, trade secrets, trade names, trademarks, or any other rights with respect to the Source Code. To the extent that Amexco creates any modifications, extensions or derivative works of the Source Code in accordance with the terms of this Agreement, then such modifications, extensions or derivative works shall be the property of Licensor and Amexco hereby automatically agrees to assign such ownership to Licensor provided however that if Licensor ceases to exist and no other entity steps into Licensor's place then Amexco may retain ownership of such modifications, extensions or derivative works of the Source Code within 10 days of creation thereof. Amexco shall during the term of this Agreement and at any time thereafter, take such further action as Licensor deems reasonably necessary to give effect to the assignment set forth in this paragraph.

                                   EXHIBIT D
                                   ---------

                           PRICING FOR FUTURE ORDERS
    LICENSE FEES FOR BILLDIRECT SOFTWARE AND BILL TYPE IMPLEMENTATIONS, [**]
          WARRANTY FEE MAINTENANCE FEE SCHEDULE; TRAINING FEE SCHEDULE

LICENSE FEES FOR BILLDIRECT SOFTWARE


--------------------------------------------------------------------------------
Cumulative Quantity of BillDirect Software      BillDirect Software License Fee
Licensed by Amexco from Licensor*
--------------------------------------------------------------------------------
[**]*                                           $[**]
--------------------------------------------------------------------------------
[**]                                            $[**]
--------------------------------------------------------------------------------
[**]                                            $[**]
--------------------------------------------------------------------------------

Based on Amexco's Initial Order of [**] ([**]) copies of the BillDirect Software, Amexco starts at quantity [**] ([**]) on this sliding price scale for its next order. Pricing for future orders operates on a cumulative basis (e.g. if Amexco's next order is for [**] licenses of BillDirect Software then the cumulative number of BillDirect Software Licenses ordered by Amexco to date totals [**] ([**] for the Initial Order plus [**] for the new order), and the license fee for each of the [**] new licenses ordered would be $[**] per license). Subject to increase in accordance with the terms of this Exhibit D.

LICENSE FEES FOR BILL TYPE IMPLEMENTATIONS
------------------------------------------

Bill Type Implementation [**] Packs-$[**]/[**] pack, subject to increase in accordance with the terms of this Exhibit D.

WARRANTY FEES FOR [**] WARRANTY UNDER TERMS OF THE AGREEMENT
------------------------------------------------------------

For Product, [**]% of License Fee per Product ordered under a Schedule plus [**]% of License Fee for all Bill Type Implementations ordered under the Schedule, subject to increase in accordance with the terms of this Exhibit D.

For Customized Product [**]% of the total professional services fees for the Customized Product under the Consulting Agreement and related Schedule thereto, subject to increase in accordance with this Exhibit D.

[**] MAINTENANCE FEE UNDER TERMS OF THE AGREEMENT (commencing upon expiration of
--------------------------------------------------------------------------------
the applicable [**] Warranty)
-----------------------------


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

For Product, [**]% of License Fee per Product ordered under a Schedule plus [**]% of License Fee for all Bill Type Implementations ordered under this Schedule, subject to increase in accordance with this Exhibit D For Customized Product, [**]% of the total professional services fees for the Customized Product under the Consulting Agreement and related Schedule thereto, subject to increase in accordance with this Exhibit D.

ON SITE SUPPORT SERVICES
------------------------

$[**] per day plus reimbursement of Licensor's travel, lodging and living expenses per Amexco's standard travel policy, a copy of which was provided by Amexco to Licensor, subject to increase in accordance with this Exhibit D.

TRAINING-all the training rates which follow are subject to increase in
---------
accordance with the terms of this Exhibit D.

          ONSITE TRAINING PACKAGE AT AMEXCO US FACILITY FOR PRODUCT:
          ---------------------------------------------------------

 .    [**] days of onsite training for [**] individuals  $[**] plus reimbursement of Licensor's travel, lodging and living expenses per Amexco's standard travel policy, a copy of which was provided by Amexco to Licensor

 .    Each additional individual over [**]                $[**]

 .    Individual training manual (not included above)     $[**]

          TRAINING AT LICENSOR'S FACILITIES FOR PRODUCT
          ---------------------------------------------

     $[**] per individual per day, including manual

          ON-SITE TRAINING DAILY RATE AT AMEXCO US FACILITY FOR CUSTOMIZED
          ----------------------------------------------------------------
          PRODUCT TRAIN THE TRAINER OR OTHER CUSTOMIZED TRAINING PROGRAM AS ANY
          ---------------------------------------------------------------------
          SUCH TRAINING PROGRAM IS MUTUALLY AGREED TO BY AMEXCO AND LICENSOR
          ------------------------------------------------------------------


     $[**] per day plus reimbursement of Licensor's travel, lodging and living expenses per Amexco's standard travel policy, a copy of which was provided by Amexco to Licensor

          ON-SITE TRAINING DAILY RATE AT LICENSOR FACILITY FOR CUSTOMIZED
          ---------------------------------------------------------------
          PRODUCT TRAIN THE TRAINER OR OTHER CUSTOMIZED TRAINING PROGRAM AS ANY
          ---------------------------------------------------------------------
          SUCH TRAINING PROGRAM IS MUTUALLY AGREED TO BY AMEXCO AND LICENSOR
          ------------------------------------------------------------------


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     $[**] per person per day

INCREASE IN FEES OVER TIME
--------------------------

Licensor may increase any of the fees set forth in this Exhibit D by [**]%
                                                        ---------
(increase based upon total price) per annum (including without limitation Warranty Fees, Maintenance Fees and Maintenance Fee renewals) commencing one year from the Effective Date of the Agreement upon [**] ([**]) days written notice. Licensor shall send a copy of the revised Exhibit D to Amexco with such
                                                   ---------
notice.  Revisions to Exhibit D shall not affect any fees, charges or prices on
                      ---------
Schedules entered into prior to the effective date of such revision for items ordered under that previously existing Schedule.

INTERNATIONAL UPLIFT PRICING
----------------------------

Notwithstanding anything in this Schedule to the contrary, to the extent that the Product is being installed at a site outside of the US, the Bill Type Implementation is being used with respect to a Product installed at a site outside the US or the Warranty or Maintenance and Support Services are being performed outside of the US, then all related pricing shall be increased by [**]% of what the price would have otherwise been under this Schedule.

ADDITIONAL GENERAL PRICING TERMS
--------------------------------

All pricing and payments are in US dollars. Amexco is responsible for Taxes as described in Article 11 of the Agreement along with shipping and handling charges.


----------
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
     TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.